Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability
The following tables present our financial results, operating data, EBITDA, adjusted EBITDA and distributable cash flow for each quarterly period through September 30, 2015. In 2014, we acquired the Gold Line Products System, Medford Spheres, Bayway and Ferndale rail racks, and the Cross-Channel Connector Products System and Eagle Ford Gathering System projects from Phillips 66. The acquisitions of the Gold Line, Medford, Bayway and Ferndale assets were transfers of businesses between entities under common control, which requires retrospective adjustments to furnish comparative consolidated information. Accordingly, the consolidated financial and operating information included in the following tables has been retrospectively adjusted to include the historical financial and operating results of these acquired businesses prior to the effective date of each acquisition. The combined results of the Gold Line, Medford, Bayway and Ferndale businesses are reflected in the “Predecessors” sections in the tables below.
In the first quarter of 2015, the Partnership completed the formation of the Bakken joint ventures and acquired Phillips 66’s equity interests in the Sand Hills, Southern Hills and Explorer pipeline companies. These acquisitions, as well as the projects acquired in 2014 represented transfers of assets. Accordingly, the results of these equity investments and projects are included prospectively from the effective date of each acquisition.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	35.3	54.5	52.7	61.0	203.5	62.8	62.3	65.4		190.5
Transportation and terminaling services—third parties	0.6	2.4	0.7	1.7	5.4	1.1	0.9	0.7		2.7
Equity in earnings of affiliates	—	—	—	—	—	6.1	20.6	25.2		51.9
Other income	0.1	—	—	—	0.1	0.1	—	0.1		0.2
Total revenues and other income	36.0	56.9	53.4	62.7	209.0	70.1	83.8	91.4		245.3

Costs and Expenses
Operating and maintenance expenses	8.3	13.0	12.5	13.2	47.0	14.8	17.5	15.5		47.8
Depreciation	2.4	3.9	4.0	4.0	14.3	5.1	5.3	5.7		16.1
General and administrative expenses	5.6	5.4	4.9	6.0	21.9	7.4	6.4	6.2		20.0
Taxes other than income taxes	0.6	1.0	1.1	0.9	3.6	1.3	3.1	2.4		6.8
Interest and debt expense	0.5	1.3	1.4	2.1	5.3	5.9	9.5	9.2		24.6
Other expenses	—	—	—	0.1	0.1	—	0.1	—		0.1
Total costs and expenses	17.4	24.6	23.9	26.3	92.2	34.5	41.9	39.0		115.4
Income before income taxes	18.6	32.3	29.5	36.4	116.8	35.6	41.9	52.4		129.9
Provision for (benefit from) income taxes	0.3	0.2	0.1	0.2	0.8	0.2	(0.1)	0.1		0.2
Net Income	18.3	32.1	29.4	36.2	116.0	35.4	42.0	52.3		129.7
Less: General partner’s interest in net income attributable to the Partnership	0.8	1.7	2.0	3.8	8.3	6.4	9.0	11.5		26.9
Limited partners’ interest in net income attributable to the Partnership	17.5	30.4	27.4	32.4	107.7	29.0	33.0	40.8		102.8

Adjusted EBITDA	23.8	37.6	35.9	43.7	141.0	49.0	57.0	73.4		179.4

Distributable Cash Flow	23.3	34.3	33.4	37.2	128.2	41.9	47.8	64.5		154.2

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	15.2	—	2.1	2.1	19.4	—	—	—		—
Transportation and terminaling services—third parties	0.7	—	—	—	0.7	—	—	—		—
Total revenues	15.9	—	2.1	2.1	20.1	—	—	—		—

Costs and Expenses
Operating and maintenance expenses	3.4	0.4	0.7	1.0	5.5	—	—	—		—
Depreciation	1.2	—	0.2	0.5	1.9	—	—	—		—
General and administrative expenses	1.8	0.8	0.6	0.5	3.7	—	—	—		—
Taxes other than income taxes	0.6	—	—	—	0.6	—	—	—		—
Total costs and expenses	7.0	1.2	1.5	2.0	11.7	—	—	—		—
Income before income taxes	8.9	(1.2)	0.6	0.1	8.4	—	—	—		—
Provision for income taxes	—	—	—	—	—	—	—	—		—
Net Income (Loss)	8.9	(1.2)	0.6	0.1	8.4	—	—	—		—

EBITDA attributable to Predecessors	10.1	(1.2)	0.8	0.6	10.3	—	—	—		—

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	50.5	54.5	54.8	63.1	222.9	62.8	62.3	65.4		190.5
Transportation and terminaling services—third parties	1.3	2.4	0.7	1.7	6.1	1.1	0.9	0.7		2.7
Equity in earnings of affiliates	—	—	—	—	—	6.1	20.6	25.2		51.9
Other income	0.1	—	—	—	0.1	0.1	—	0.1		0.2
Total revenues and other income	51.9	56.9	55.5	64.8	229.1	70.1	83.8	91.4		245.3

Costs and Expenses
Operating and maintenance expenses	11.7	13.4	13.2	14.2	52.5	14.8	17.5	15.5		47.8
Depreciation	3.6	3.9	4.2	4.5	16.2	5.1	5.3	5.7		16.1
General and administrative expenses	7.4	6.2	5.5	6.5	25.6	7.4	6.4	6.2		20.0
Taxes other than income taxes	1.2	1.0	1.1	0.9	4.2	1.3	3.1	2.4		6.8
Interest and debt expense	0.5	1.3	1.4	2.1	5.3	5.9	9.5	9.2		24.6
Other expenses	—	—	—	0.1	0.1	—	0.1	—		0.1
Total costs and expenses	24.4	25.8	25.4	28.3	103.9	34.5	41.9	39.0		115.4
Income before income taxes	27.5	31.1	30.1	36.5	125.2	35.6	41.9	52.4		129.9
Provision for (benefit from) income taxes	0.3	0.2	0.1	0.2	0.8	0.2	(0.1)	0.1		0.2
Net Income	27.2	30.9	30.0	36.3	124.4	35.4	42.0	52.3		129.7
Less: Net income (loss) attributable to Predecessors	8.9	(1.2)	0.6	0.1	8.4	—	—	—		—
Net income attributable to the Partnership	18.3	32.1	29.4	36.2	116.0	35.4	42.0	52.3		129.7
Less: General partner’s interest in net income attributable to the Partnership	0.8	1.7	2.0	3.8	8.3	6.4	9.0	11.5		26.9
Limited partners’ interest in net income attributable to the Partnership	17.5	30.4	27.4	32.4	107.7	29.0	33.0	40.8		102.8

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (Dollars)
Common units	0.25	0.41	0.37	0.44	1.48	0.39	0.50	0.50		1.40
Subordinated units—Phillips 66	0.24	0.41	0.37	0.43	1.45	0.35	—	—		0.82

Average Limited Partner Units Outstanding (Thousands)
Common units—public	18,889	18,889	18,889	18,889	18,889	21,047	24,139	24,139		23,120
Common units—Phillips 66	17,544	19,859	19,859	20,221	19,380	21,468	41,489	57,743		40,366
Subordinated units—Phillips 66	35,217	35,217	35,217	35,217	35,217	35,217	16,254	—		17,028

Adjusted EBITDA	23.8	37.6	35.9	43.7	141.0	49.0	57.0	73.4		179.4

Distributable Cash Flow	23.3	34.3	33.4	37.2	128.2	41.9	47.8	64.5		154.2

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	259	295	302	288	286	283	282	306		290
Refined products	314	438	384	439	394	462	446	438		449
Total	573	733	686	727	680	745	728	744		739

Select Joint Venture Pipelines(2)
Natural gas liquids	—	—	—	—	—	97	285	280		221

Terminals
Terminaling throughput and storage volumes
Crude oil(3)	410	453	464	482	453	558	518	536		537
Refined products	327	457	413	419	404	431	424	441		432
Total	737	910	877	901	857	989	942	977		969
(1)Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2)Total post-acquisition pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3)Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.39	0.50	0.48	0.52	0.47	0.44	0.44	0.45		0.44
Average terminaling and storage revenue	0.24	0.28	0.29	0.34	0.29	0.38	0.39	0.39		0.39
*Excludes average pipeline revenue per barrel from equity affiliates.

Exhibit 99.2

SELECTED OPERATING DATA (continued)

CONSOLIDATED

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines(1)
Pipeline throughput volumes
Wholly-Owned Pipelines
Crude oil	259	295	302	288	286	283	282	306		290
Refined products	418	438	384	439	420	462	446	438		449
Total	677	733	686	727	706	745	728	744		739

Select Joint Venture Pipelines(2)
Natural gas liquids	—	—	—	—	—	97	285	280		221

Terminals
Terminaling throughput and storage volumes
Crude oil(3)	410	453	514	532	477	558	518	536		537
Refined products	429	457	413	419	430	431	424	441		432
Total	839	910	927	951	907	989	942	977		969
(1)Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2)Total post-acquisition pipeline system throughput volumes for the Sand Hills and Southern Hills pipelines (100 percent basis) per day for each period presented.
(3)Crude oil terminals include Bayway and Ferndale rail rack volumes.

Revenue Per Barrel ($/BBL)
Average pipeline revenue*	0.51	0.50	0.48	0.52	0.50	0.44	0.44	0.45		0.44
Average terminaling and storage revenue	0.27	0.28	0.29	0.34	0.30	0.38	0.39	0.39		0.39
*Excludes average pipeline revenue per barrel from equity affiliates.

Exhibit 99.2

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr*	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Partnership Capital Expenditures and Investments
Expansion	1.1	0.5	0.6	52.0	54.2	31.2	63.0	38.1		132.3
Maintenance	3.5	3.4	2.2	2.8	11.9	1.7	1.5	2.2		5.4
Total Partnership	4.6	3.9	2.8	54.8	66.1	32.9	64.5	40.3		137.7

Predecessors	34.9	35.6	14.6	5.7	90.8	—	—	—		—
Total Consolidated	39.5	39.5	17.4	60.5	156.9	32.9	64.5	40.3		137.7
* Fourth-quarter 2014 expansion capital expenditures include the acquisition costs for the Palermo Rail Terminal, Eagle Ford Gathering System and Cross-Channel Connector projects.

CASH DISTRIBUTIONS

	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Unit (Dollars)	0.2743	0.3017	0.3168	0.3400	1.2328	0.3700	0.4000	0.4280		1.1980

Cash Distributions† ($ Millions)
Common units—public	5.2	5.7	6.0	6.4	23.3	8.9	9.7	10.3		28.9
Common units—Phillips 66	5.4	6.0	6.3	7.1	24.8	8.4	23.0	24.8		56.2
Subordinated units—Phillips 66	9.7	10.6	11.1	12.0	43.4	13.0	—	—		13.0
General partner—Phillips 66	0.8	1.6	1.9	3.6	7.9	6.4	8.8	11.1		26.3
Total	21.1	23.9	25.3	29.1	99.4	36.7	41.5	46.2		124.4

Coverage Ratio	1.10	1.44	1.32	1.28	1.29	1.14	1.15	1.40		1.24
† Cash distributions declared attributable to the indicated periods.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	27.2	30.9	30.0	36.3	124.4	35.4	42.0	52.3		129.7
Plus:
Depreciation	3.6	3.9	4.2	4.5	16.2	5.1	5.3	5.7		16.1
Net interest expense	0.4	1.3	1.4	2.1	5.2	5.8	9.5	9.1		24.4
Amortization of deferred rentals	0.1	0.1	0.1	0.1	0.4	0.1	0.1	0.1		0.3
Provision for (benefit from) income taxes	0.3	0.2	0.1	0.2	0.8	0.2	(0.1)	0.1		0.2
EBITDA	31.6	36.4	35.8	43.2	147.0	46.6	56.8	67.3		170.7
Distributions in excess of equity earnings	—	—	—	—	—	0.7	0.2	4.6		5.5
Expenses indemnified or prefunded by Phillips 66	0.8	—	0.7	0.1	1.6	0.3	—	1.1		1.4
Transaction costs associated with acquisitions	1.5	—	0.2	1.0	2.7	1.4	—	0.4		1.8
EBITDA attributable to Predecessors	(10.1)	1.2	(0.8)	(0.6)	(10.3)	—	—	—		—
Adjusted EBITDA	23.8	37.6	35.9	43.7	141.0	49.0	57.0	73.4		179.4
Plus:
Adjustments related to minimum volume commitments	2.3	(0.7)	1.4	(2.4)	0.6	1.1	2.2	2.4		5.7
Phillips 66 prefunded maintenance capital expenditures	0.7	1.1	—	0.1	1.9	—	—	—		—
Less:
Net interest	—	0.1	1.7	1.4	3.2	6.5	9.5	9.1		25.1
Income taxes paid	—	0.2	—	—	0.2	—	0.4	—		0.4
Maintenance capital expenditures	3.5	3.4	2.2	2.8	11.9	1.7	1.5	2.2		5.4
Distributable Cash Flow	23.3	34.3	33.4	37.2	128.2	41.9	47.8	64.5		154.2

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2014					2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	24.6	34.6	35.5	47.7	142.4	31.4	65.4	46.1		142.9
Plus:
Net interest expense	0.4	1.3	1.4	2.1	5.2	5.8	9.5	9.1		24.4
Provision for (benefit from) income taxes	0.3	0.2	0.1	0.2	0.8	0.2	(0.1)	0.1		0.2
Changes in working capital	6.4	0.3	(0.5)	(6.5)	(0.3)	4.1	(15.9)	14.6		2.8
Undistributed equity earnings	—	—	—	—	—	5.8	(2.2)	(0.9)		2.7
Accrued environmental costs	—	—	—	—	—	—	(0.1)	(0.5)		(0.6)
Other	(0.1)	—	(0.7)	(0.3)	(1.1)	(0.7)	0.2	(1.2)		(1.7)
EBITDA	31.6	36.4	35.8	43.2	147.0	46.6	56.8	67.3		170.7
Distributions in excess of equity earnings	—	—	—	—	—	0.7	0.2	4.6		5.5
Expenses indemnified or prefunded by Phillips 66	0.8	—	0.7	0.1	1.6	0.3	—	1.1		1.4
Transaction costs associated with acquisitions	1.5	—	0.2	1.0	2.7	1.4	—	0.4		1.8
EBITDA attributable to Predecessors	(10.1)	1.2	(0.8)	(0.6)	(10.3)	—	—	—		—
Adjusted EBITDA	23.8	37.6	35.9	43.7	141.0	49.0	57.0	73.4		179.4
Plus:
Adjustments related to minimum volume commitments	2.3	(0.7)	1.4	(2.4)	0.6	1.1	2.2	2.4		5.7
Phillips 66 prefunded maintenance capital expenditures	0.7	1.1	—	0.1	1.9	—	—	—		—
Less:
Net interest	—	0.1	1.7	1.4	3.2	6.5	9.5	9.1		25.1
Income taxes paid	—	0.2	—	—	0.2	—	0.4	—		0.4
Maintenance capital expenditures	3.5	3.4	2.2	2.8	11.9	1.7	1.5	2.2		5.4
Distributable Cash Flow	23.3	34.3	33.4	37.2	128.2	41.9	47.8	64.5		154.2